Exhibit 32.5

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Bradley E. Larson, Chief Executive Officer and President of the Company and Clint Tryon, Principal Accounting Officer, Secretary and Treasurer of the Company, certify to their knowledge:

     (1) The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Bradley E. Larson	/s/ Clint Tryon

Bradley E. Larson	Clint Tryon
Chief Executive Officer and President	Principal Accounting Officer
August 12, 2004	August 12, 2004